Exhibit 99.1

DiaMedica Therapeutics Announces $11.8 Million

Private Placement

Minneapolis, Minnesota – June 26, 2024 (Business Wire) – DiaMedica Therapeutics Inc. (Nasdaq: DMAC), a clinical-stage biopharmaceutical company focused on developing novel treatments for severe ischemic diseases, today announced that it has entered into definitive agreements to sell its common shares in a private placement with accredited investors. The transaction is expected to result in gross proceeds of $11.8 million. A placement agent was not used in connection with this private placement.

Pursuant to the terms of the securities purchase agreements, the Company will issue a total of 4,720,000 common shares at a purchase price of $2.50 per share. The private placement is expected to close on or about June 28, 2024, subject to the satisfaction of customary closing conditions.

The Company expects to use the net proceeds from the private placement to continue its clinical and product development activities for DM199 (rinvecalinase alfa), including its pivotal Phase 2/3 ReMEDy2 trial for the treatment of acute ischemic stroke and its clinical expansion into preeclampsia, and for other working capital and general corporate purposes. The financing is expected to extend DiaMedica’s cash runway into the third quarter of 2026.

Earlier today, DiaMedica also announced its plans to expand its clinical trials into preeclampsia, a hypertensive disorder of pregnancy with a significant unmet medical need and no U.S. Food and Drug Administration (FDA) approved therapeutics.

The offer and sale of the common shares in the private placement have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and such common shares may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and applicable state and other securities laws. The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission registering the resale of the common shares issued in the private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the foregoing securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Required Canadian Related Party Transaction Disclosure

DiaMedica has received binding commitments for participation in the private placement from certain non-management, related parties, in the aggregate amount of $6.0 million or 2,400,000 common shares. Accordingly, the private placement constitutes a “related party transaction” as such term is defined in Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) of the Canadian Securities Administrators. The private placement will be exempt from the valuation and the minority shareholder approval requirements of MI 61-101 under the exemptions contained in section 5.5(a) and 5.7(1)(a), respectively, as neither the fair market value of the common shares nor the fair market value of the consideration paid for the common shares insofar as it involves the related parties is more than 25% of the Company’s market capitalization.

About DM199 (rinvecalinase alfa)

DM199 is a recombinant (synthetic) form of human tissue kallikrein-1 (rhKLK1) in clinical development for acute ischemic stroke (AIS) and preeclampsia. KLK1 is a serine protease enzyme that plays an important role in the regulation of diverse physiological processes via a molecular mechanism that increases production of nitric oxide, prostacyclin and endothelium-derived hyperpolarizing factor. In the case of AIS, DM199 is intended to enhance blood flow and boost neuronal survival in the ischemic penumbra by dilating arterioles surrounding the site of the vascular occlusion and inhibition of apoptosis (neuronal cell death) while also facilitating neuronal remodeling through the promotion of angiogenesis. In preeclampsia, DM199 is intended to lower blood pressure, enhance endothelial health and improve perfusion to maternal organs and the placenta.

About DiaMedica Therapeutics Inc.

DiaMedica Therapeutics Inc. is a clinical stage biopharmaceutical company committed to improving the lives of people suffering from serious ischemic diseases with a focus on acute ischemic stroke and preeclampsia. DiaMedica’s lead candidate DM199 is the first pharmaceutically active recombinant (synthetic) form of the KLK1 protein, an established therapeutic modality in Asia for the treatment of acute ischemic stroke and other vascular diseases. For more information visit the Company’s website at www.diamedica.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and forward-looking information that are based on the beliefs of management and reflect management’s current expectations. When used in this press release, the words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “can,” or “will,” the negative of these words or such variations thereon or comparable terminology, and the use of future dates are intended to identify forward-looking statements and information. The forward-looking statements and information in this press release include statements regarding the Company’s planned clinical expansion into preeclampsia, expectations regarding the private placement, the timing for closing, the anticipated gross proceeds and use of net proceeds from the private placement, including its belief that the cash resources will extend DiaMedica’s cash runway into the third quarter of 2026, and anticipated clinical benefits and success of DM199. Such statements and information reflect management’s current view and DiaMedica undertakes no obligation to update or revise any of these statements or information. By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Applicable risks and uncertainties include, among others, risks and uncertainties surrounding the private placement; risks and uncertainties relating to the planned clinical expansion into preeclampsia; uncertainties relating to the timing of site activations and enrollment, regulatory applications and related filing and approval timelines; the possibility of additional future adverse events associated with or unfavorable results from the ReMEDy2 trial; the possibility of unfavorable results from DiaMedica’s ongoing or future clinical trials of DM199; the risk that existing preclinical and clinical data may not be predictive of the results of ongoing or later clinical trials; DiaMedica’s plans to develop, obtain regulatory approval for and commercialize its DM199 product candidate for the treatment of acute ischemic stroke and preeclampsia and its expectations regarding the benefits of DM199; DiaMedica’s ability to conduct successful clinical testing of DM199 and within its anticipated parameters, enrollment numbers, costs and timeframes; the adaptive design of the ReMEDy2 trial and the possibility that the targeted enrollment and other aspects of the trial could change depending upon certain factors, including additional input from the FDA and the blinded interim analysis; the perceived benefits of DM199 over existing treatment options; the potential direct or indirect impact of COVID-19, hospital and medical facility staffing shortages, and worldwide global supply chain shortages on DiaMedica’s business and clinical trials, including its ability to meet its site activation and enrollment goals; DiaMedica’s reliance on collaboration with third parties to conduct clinical trials; DiaMedica’s ability to continue to obtain funding for its operations, including funding necessary to complete current and planned clinical trials and obtain regulatory approvals for DM199 for acute ischemic stroke and preeclampsia, and the risks identified under the heading “Risk Factors” in DiaMedica’s annual report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent reports filed with the U.S. Securities and Exchange Commission including its most recent quarterly report on Form 10-Q for the quarter ended March 31, 2024. The forward-looking information contained in this press release represents the expectations of DiaMedica as of the date of this press release and, accordingly, is subject to change after such date. Readers should not place undue importance on forward-looking information and should not rely upon this information as of any other date. While DiaMedica may elect to, it does not undertake to update this information at any particular time except as required in accordance with applicable laws.

Contact:

Scott Kellen

Chief Financial Officer

Phone: (763) 496-5118
skellen@diamedica.com

Paul Papi

Corporate Communications

Phone: (508) 444-6790

ppapi@diamedica.com